QuickLinks -- Click here to rapidly navigate through this document

Exhibit 1.6

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN CONNECTION WITH THE COMPULSORY ACQUISITION (AS DEFINED BELOW).

LETTER OF TRANSMITTAL

for Deposit of Common Shares
(and associated rights under the shareholder rights plan)
of
CUMBERLAND RESOURCES LTD.
Pursuant to the Compulsory Acquisition dated May 7, 2007, made by
AGNICO-EAGLE MINES LIMITED
and
AGNICO-EAGLE ACQUISITION CORPORATION

USE THIS LETTER OF TRANSMITTAL TO DEPOSIT A SHARE CERTIFICATE

       Agnico-Eagle Mines Limited ("Agnico-Eagle") and Agnico-Eagle Acquisition Corporation ("Agnico Acquisition" and, together with Agnico-Eagle, the "Offerors") made an offer to all holders (the "Shareholders") of Cumberland Resources Ltd. ("Cumberland"), pursuant to an offer dated March 12, 2007 (the "Original Offer"), as amended and supplemented by the notice of extension dated April 17, 2007 (as amended and supplemented, the "Offer") to purchase all of the outstanding common shares of Cumberland (the "Cumberland Shares"), together with the associated rights under the shareholder rights plan of Cumberland, other than those already owned by Agnico-Eagle or its affiliates, including any Cumberland Shares that may become issued or outstanding after the date of the Original Offer upon the exercise of options to purchase Cumberland Shares. The Offer was made on the basis of 0.185 of a common share of Agnico-Eagle (an "Agnico-Eagle Share") for each Cumberland Share. The Offer expired at 5:00 p.m. (Toronto time) on April 30, 2007.

       Capitalized terms used but not defined in this Letter of Transmittal which are defined in the offer to purchase and related offering circular dated March 12, 2007 (the "Original Circular"), as amended by a notice of extension and subsequent offering period dated April 17, 2007 (as amended, the "Circular") have the respective meanings set out in the Circular.

       Pursuant to a notice of compulsory acquisition (the "Notice of Compulsory Acquisition") dated May 7, 2007, the Offerors exercised their right under section 300 of the Business Corporations Act (British Columbia) to acquire (the "Compulsory Acquisition") all of the Cumberland Shares that the Offerors did not acquire under the Offer. Under the Compulsory Acquisition, the Offerors are entitled and bound to acquire every Cumberland Share that they did not acquire under the Offer for the price and on the terms set forth in the Circular, subject to an order of the courts that directs otherwise. For purposes of the Compulsory Acquisition, all Cumberland Shares deposited pursuant to the Compulsory Acquisition will be taken up by Agnico Acquisition.

       The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Persons whose Cumberland Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee in order to take the necessary steps to be able to deposit such Cumberland Shares pursuant to the Compulsory Acquisition.

       This Letter of Transmittal is to be used to facilitate delivery of Agnico-Eagle Shares and, if applicable, a cheque for any amount in lieu of a fractional Agnico-Eagle Share to you in payment of the Cumberland Shares to be acquired under the Compulsory Acquisition.

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE W-9 FORM INCLUDED HEREIN. SEE INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, "U.S. SHAREHOLDERS AND SUBSTITUTE FORM W-9".

       THE SECURITIES OFFERED PURSUANT TO THE COMPULSORY ACQUISITION HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES STATE SECURITIES COMMISSION NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUANCY OF THE NOTICE OF COMPULSORY ACQUISITION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

       Fractional Agnico-Eagle Shares will not be issued. Instead of receiving a fractional Agnico-Eagle Share, Shareholders will receive a cash payment equal to such fraction multiplied by the Current Market Price. For purposes of determining the amount of any such cash payment, all Cumberland Shares deposited by a registered holder will be aggregated.

       This document does not constitute an offer or a solicitation to any person in any jurisdiction in which such offer or solicitation is unlawful. The Compulsory Acquisition is not being made or directed to, nor will deposits of Cumberland Shares be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance of the Compulsory Acquisition would not be in compliance with the laws of such jurisdiction.

       Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	AGNICO-EAGLE ACQUISITION CORPORATION
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary, at its office set out herein

       The undersigned delivers to you the enclosed certificate(s) for Cumberland Shares. The undersigned irrevocably submits these certificates to the Compulsory Acquisition. The following are the details of the enclosed certificate(s):

BOX 1 (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the below form.)
Certificate Number(s) (if available)	Name(s) in which Registered (please print and fill number in exactly as name(s) appear(s) on certificate(s))	Number of Cumberland Shares Represented by Certificate

TOTAL:

       The undersigned acknowledges receipt of the Notice of Compulsory Acquisition and acknowledges that the Offerors are entitled and bound to acquire the Cumberland Shares to be delivered (the "Deposited Cumberland Shares") in accordance with the terms and subject to the conditions of the Compulsory Acquisition. The undersigned represents and warrants that (a) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Cumberland Shares to the Depositary, including, without limitation, any and all dividends, distributions, payments, securities, property or other interests (including the SRP Rights) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Cumberland Shares or any of them on and after the date of the Compulsory Acquisition, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, "Distributions"), (b) the Deposited Cumberland Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Cumberland Shares and Distributions, to any other person, (c) the deposit of the Deposited Cumberland Shares and Distributions complies with applicable laws, and (d) when the Deposited Cumberland Shares and Distributions are taken up and paid for by Agnico Acquisition, Agnico Acquisition will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

       IN CONSIDERATION OF THE COMPULSORY ACQUISITION AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Notice of Compulsory Acquisition and in this Letter of Transmittal, the undersigned irrevocably accepts the Compulsory Acquisition for and in respect of the Deposited Cumberland Shares and delivers to Agnico Acquisition the enclosed share certificate(s) representing the Deposited Cumberland Shares and, on and subject to the terms and conditions of the Compulsory Acquisition, deposits, sells, assigns and transfers to Agnico Acquisition all right, title and interest in and to the Deposited Cumberland Shares, and in and to all rights and benefits arising from the Deposited Cumberland Shares, including the SRP Rights, and any and all Distributions. Shareholders will receive 0.185 of an Agnico-Eagle Share for each Cumberland Share deposited pursuant to the Compulsory Acquisition.

       Settlement with each Shareholder who has deposited Cumberland Shares will be made by the Depositary forwarding a certificate for the Agnico-Eagle Shares and, if applicable, a cheque for any amount in lieu of a fractional Agnico-Eagle Share to which such Shareholder is entitled pursuant to the Compulsory Acquisition. Subject to the foregoing and unless otherwise directed in this Letter of Transmittal, the certificates will be issued in the name of the registered holder of the Cumberland Shares so deposited. Unless the person depositing the Cumberland Shares instructs the Depositary to hold the certificate representing the Agnico-Eagle Shares for pick-up by checking the appropriate box in this Letter of Transmittal, the certificate will be forwarded by first class mail to such person at the address specified in this Letter of Transmittal. Certificates and cheques, if applicable, mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing.

       By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Compulsory Acquisition as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'offre et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient redigés exclusivement en langue anglaise.

BLOCK A REGISTRATION AND PAYMENT INSTRUCTIONS
☐ Issue Agnico-Eagle Shares and issue cheque for payment in lieu of a fractional Agnico-Eagle Share, if applicable, in the name of:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BLOCK B DELIVERY INSTRUCTIONS
☐ Send Agnico-Eagle Shares and cheque for payment in lieu of a fractional Agnico-Eagle Share, if applicable, (Unless Block "D" is checked) TO: ☐ Same as address in Block "A" or to:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BLOCK C TAXPAYER IDENTIFICATION NUMBER
U.S. residents/citizens must provide their Taxpayer Identification Number

BLOCK D SPECIAL PICK-UP INSTRUCTIONS
☐ HOLD SHARE CERTIFICATE(S) AND CHEQUE(S), IF APPLICABLE, FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

BLOCK E
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.
☐ The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing below is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (a) providing an address in Block "A" that is located within the United States or any territory or possession thereof or (b) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding, you must complete the Substitute Form W-9 included below or, if applicable, the appropriate IRS form W-8, or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary.

SHAREHOLDER SIGNATURE By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.
Signature guaranteed by (if required under Instruction 4):
Dated:

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile number of Shareholder or Authorized Representative

SUBSTITUTE FORM W-9 TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification

Part 1 — Please provide your name in the box at right.
Taxpayer Identification Number ("TIN") — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see "Obtaining a Number" in the Guidelines included in this form.) CERTIFY BY SIGNING AND DATING BELOW.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Name Social Security Number(s) (If awaiting TIN, write "Applied For") OR Employer Identification Number(s) (If awaiting TIN, write "Applied For")

Part 2 — For payees exempt from backup withholding, please write "exempt" here (see Instructions):

Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature of U.S. person	Date	, 2007

Note: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the Compulsory Acquisition. For additional details, please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" that follow the instructions accompanying this Letter of Transmittal.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me will be withheld.

Signature	Date	, 2007

INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal (or a manually executed facsimile copy thereof), properly completed and executed, covering the Cumberland Shares deposited pursuant to the Compulsory Acquisition, in either case with the signature(s) guaranteed if required in Instruction 3 below, together with accompanying certificate(s) representing the Deposited Cumberland Shares must be received by the Depositary at any of the offices specified below. If such documents are received by the Depositary at or prior to 5:00 p.m. (Toronto time) on July 8, 2007, certificates representing the Agnico-Eagle Shares and, if applicable, a cheque representing payment in lieu of a fractional Agnico-Eagle Share, will be sent to the Shareholder by mail promptly after July 8, 2007.

  (b)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Cumberland Shares and all other required documents is at the option and risk of the person depositing those documents. The Offerors recommend that those documents be delivered by hand to the Depositary and a receipt obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of July 8, 2007 to permit delivery to the Depositary before July 8, 2007. Delivery will only be effective upon actual physical receipt by the Depositary.

  (c)
  Shareholders whose Cumberland Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee in order to take the necessary steps to be able to deposit such Cumberland Shares pursuant to the Compulsory Acquisition.

2.     Signatures

  This Letter of Transmittal must be filled in, dated and signed by the holder of the Cumberland Shares or by such holder's duly authorized representative (in accordance with Instruction 4).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (b)
  Notwithstanding 2(a), above, if this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or Agnico-Eagle Shares and/or a cheque representing payment in lieu of a fractional Agnico-Eagle Share, if applicable, are to be issued to a person other than the registered owner(s):

  (i)
  such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.     Guarantee of Signatures

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Cumberland Shares deposited herewith or if Agnico-Eagle Shares and/or a cheque representing payment in lieu of a fractional Agnico-Eagle Share, if applicable, are to be delivered to a person other than the registered owner(s) of the Cumberland Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

  An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada or members of the National Association of Securities Dealers, Inc. or banks and trust companies in the United States.

4.     Fiduciaries, Representatives and Authorizations

  Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of the Offerors or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.     Payment and Delivery Instructions

  If any Agnico-Eagle Shares and/or cheques representing payment in lieu of fractional Agnico-Eagle Shares, if applicable, are to be sent to someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled "Registration and Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any certificates representing Agnico-Eagle Shares and/or cheques representing payment in lieu of fractional Agnico-Eagle Shares, if applicable, will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of Cumberland. Any certificates representing Agnico-Eagle Shares and/or cheques representing payment in lieu of fractional Agnico-Eagle Shares, if applicable, mailed in accordance with the Compulsory Acquisition and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.     U.S. Shareholders and Substitute Form W-9

  United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Cumberland Shares provide the Depositary with his correct Taxpayer Identification Number ("TIN") or Employer Identification Number ("EIN"), which, in the case of a holder of Cumberland Shares who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any consideration received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service.

  To prevent backup withholding, each U.S. Shareholder must provide his correct TIN or EIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN or EIN provided is correct (or that such holder is awaiting a TIN or EIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

  Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") that follow these instructions.

  If Cumberland Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

  If a U.S. Shareholder does not have a TIN or EIN, such holder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or EIN; (ii) write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or EIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

  If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.

  A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY CONSIDERATION RECEIVED BY SUCH HOLDER PURSUANT TO THE OFFER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

7.     Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Cumberland Shares, additional certificate numbers and number of Deposited Cumberland Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Cumberland Shares are registered in different forms (e.g. 'John Doe' and 'J. Doe'), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be acceptable. All depositing Shareholders by execution of this Letter of Transmittal or a manually executed facsimile copy hereof waive any right to receive any notice of the acceptance of Deposited Cumberland Shares for payment, except as required by applicable laws.

  (d)
  The Compulsory Acquisition and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party to any agreement resulting from the Compulsory Acquisition unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent to hear appeals therefrom.

  (e)
  The Offerors will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Cumberland Shares pursuant to the Compulsory Acquisition (other than to the Depositary).

  (f)
  Before completing this Letter of Transmittal, you are urged to read the accompanying Notice of Compulsory Acquisition.

  (g)
  All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Cumberland Shares deposited pursuant to the Compulsory Acquisition will be determined by the Offerors in their sole discretion. Depositing holders of Cumberland Shares agree that such determination shall be final and binding. The Offerors reserve the absolute right to reject any and all deposits which they determine not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. The Offerors reserve the absolute right to waive any defects or irregularities in the deposit of any Cumberland Shares. There shall be no duty or obligation of the Offerors, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offerors' interpretation of the terms and conditions of the Compulsory Acquisition (including this Letter of Transmittal) will be final and binding. The Offerors reserve the right to permit the Compulsory Acquisition to be accepted in a manner other than that set forth in the Notice of Compulsory Acquisition or herein.

  (h)
  Additional copies of the Notice of Compulsory Acquisition and this Letter of Transmittal may be obtained without charge on request from the Depositary at the offices shown on the back page of this Letter of Transmittal.

8.     Lost Certificates

  If a share certificate or rights certificate, if applicable, has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Cumberland's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or mislaid, please ensure that you provide your telephone number so that the Depositary or Cumberland's transfer agent may contact you.

FOR U.S. SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You)

To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For This Type of Account:		Give The Taxpayer Identification

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b.	So-called trust that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

9.	Partnership	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  (i)
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  (ii)
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  (iii)
  An international organization or any agency or instrumentality thereof.

  (iv)
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  (i)
  A corporation.

  (ii)
  A financial institution.

  (iii)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (iv)
  A real estate investment trust.

  (v)
  A common trust fund operated by a bank under Section 584(a).

  (vi)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (vii)
  A middleman known in the investment community as a nominee or custodian.

  (viii)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (ix)
  A foreign central bank of issue.

  (x)
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  (i)
  Payments to non-resident aliens subject to withholding under Section 1441.

  (ii)
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  (iii)
  Payments of patronage dividends not paid in money.

  (iv)
  Payments made by certain foreign organizations.

  (v)
  Section 404(k) payments made by an ESOP

Payments of interest generally exempt from backup withholding include:

  (i)
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  (ii)
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  (iii)
  Payments described in Section 6049(b)(5) to non-resident aliens.

  (iv)
  Payments on tax-free covenant bonds under Section 1451.

  (v)
  Payments made by certain foreign organizations.

  (vi)
  Mortgage interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)
Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Registered Mail

P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario
M5C 3H2

Attention: Corporate Actions

By Hand or by Courier

9th Floor
100 University Avenue
Toronto, Ontario
M5J 2Y1

Attention: Corporate Actions

Toll Free: 1-800-564-6253
E-mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed
by Shareholders to the Depositary at the telephone numbers and locations set out above.

QuickLinks

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER